                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)      April 7, 1997
                                                 ------------------

                           OXIS INTERNATIONAL, INC.
             ----------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



DELAWARE                         0-8092                         94-1620407
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(STATE OR OTHER         (COMMISSION FILE NUMBER)             (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
 INCORPORATION)

            6040 N. Cutter Circle, Suite 317, Portland, OR          97217
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


Registrant's telephone number, including area code.   (503) 283-3911
                                                    ----------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                             Exhibit Index at page: 5
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ITEM 5.   OTHER EVENTS
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          (a) On April 7, 1997, OXIS International, Inc. (the "Company")
announced that it had received approval for the admission of its Common Stock for listing on the newly opened French stock market, Le Nouveau Marche. Upon its admission, the Company will be the first NASDAQ listed U.S. company quoted on Le Nouveau Marche, a Paris based stock exchange specifically designed to meet the needs of emerging growth companies. The listing is to occur in connection with an underwritten public offering of the Company's Common Stock in France, anticipated to take place in approximately the next thirty days.


              All of the securities mentioned in this report have not been registered under the Securities Act of 1933, as amended. The foregoing securities may not be offered or sold in the United States.


              A copy of the press release with respect to the listing of the Company's Common Stock on Le Nouveau Marche is attached as an exhibit to this report.


              Certain of the statements made in this report and in the attached press release are forward looking statements that are based on current expectations which involve a number of uncertainties, including the Company's ability to enter Le Nouveau Marche stock market and consummate the French public offering. The events described herein may not occur in a timely manner, or at all. Accordingly, the Company's future activities may differ materially from those projected in the forward-looking statements.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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          (c) Exhibits


99.1      Press Release, dated April 7, 1997

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OXIS INTERNATIONAL, INC.
                            (Registrant)


Dated: April 17, 1997        By:            /s/Jon S. Pitcher
                                       --------------------------------
                             Name:          Jon S. Pitcher
                                       --------------------------------
                             Title:         Chief Financial Officer and
                                       --------------------------------
                                             Vice President
                                       --------------------------------

                                      -4-
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                                 EXHIBIT INDEX
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     Exhibit No.                  Description
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        99.1            Press Release dated April 7, 1997.

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